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                                                                    EXHIBIT 10.2
                             EMPLOYMENT AGREEMENT
                             --------------------


     THIS EMPLOYMENT AGREEMENT (the "Agreement") is made and entered into as of this 12th day of October, 1998, by and between Avondale Financial Corp. (the
     ----         -------
"Company") and Robert S. Engelman, Jr. (the "Employee").

     WHEREAS, pursuant to an agreement dated the same date as this Agreement, Coal City Corporation ("Coal City") shall merge (the "Holding Company Merger") into the Company, which shall be the resulting corporation of the Holding Company Merger, and the Company's wholly owned subsidiary, Avondale Federal Savings Bank ("Avondale") shall merge (the "Bank Merger") into Coal City's wholly owned subsidiary, Manufacturers Bank (the "Bank"), which shall be the resulting bank of the Bank Merger (the "Definitive Agreement");

     WHEREAS, prior to the Holding Company Merger and the Bank Merger, the Employee serves as the President and Chief Executive Officer of the Company and of Avondale;

     WHEREAS, pursuant to Sections 6.2(a) and 6.2(b) of the Definitive Agreement, after such mergers, the Employee shall be a director and Chairman of the board of directors of the Company (the "Board of Directors") but not President or Chief Executive Officer of the Company as the resulting entity of the Holding Company Merger or President and Chief Executive Officer of the Bank as the resulting entity of the Bank Merger;

     WHEREAS, the Employee has an existing employment agreement with the Company (the "Prior Employment Agreement") which he is willing to terminate in consideration of this Agreement's becoming effective;

     WHEREAS, the Board of Directors believes it is in the best interests of the Company and its subsidiaries for the Company to enter into this Agreement with the Employee in order to assure continuity of management of the Company and its subsidiaries and to obtain for the Company the benefit of the services that the Employee consents in this Agreement to perform and the covenant not to compete provided for herein; and

     WHEREAS, the Board of Directors has approved and authorized the execution of this Agreement with the Employee;

     NOW, THEREFORE, in consideration of the foregoing and of the respective covenants and agreements of the parties herein, it is AGREED as follows:

     1.   Definitions.
          -----------

               (a)  The term "Covenant Period" means the period commencing on the Effective Date and concluding on January 31, 2004.
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               (b)  The term "Date of Termination" means the date upon which the
Employee's employment with the Company ceases, as specified in a notice pursuant to Section 8 of this Agreement.

               (c) The term "Employment Period" means the period commencing on the consummation of the Holding Company Merger and concluding on the date of the annual meeting of stockholders of the Company in the year 2000.

               (d) The term "Good Reason" means any of the following without the Employee's express written consent: (i) a material diminution of or interference with his duties and responsibilities, compensation or benefits, as set forth in this Agreement, (ii) a requirement that the Employee be based at any place other than Chicago, Illinois, or within a radius of 35 miles from the location of the Company's office as of the date of this Agreement, except for reasonable travel on Company or Bank business; (iii) a reduction in the Employee's salary or a material adverse change in the Employee's perquisites, benefits, contingent benefits or vacation, other than as part of an overall program applied uniformly and with equitable effect to all members of the senior management of the Company; (iv) the failure of the shareholders of the Company to elect him as a director of the Company; and (v) the failure of the Board of Directors (or a board of directors of a successor of the Company) to elect him as Chairman of the Board of Directors or any action by the Board of Directors (or a board of directors of a successor of the Company) removing him from his position as a director of the Company or as Chairman of the Board of Directors.

               (e) The term "SERP" means the Avondale Federal Savings Bank Supplemental Executive Retirement Plan, including the related Participation Agreement between Avondale and the Employee dated June 10, 1996.

               (f) The term "Termination for Cause" means termination of the employment of the Employee by the Company prior to the expiration of the Employment Period because of the Employee's personal dishonesty, willful misconduct, breach of a fiduciary duty involving personal profit, intentional failure to perform duties stated in Section 3 of this Agreement, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. No act or failure to act by the Employee shall be considered willful unless the Employee acted or failed to act with an absence of good faith and without a reasonable belief that his action or failure to act was in the best interest of the Company. Termination for Cause shall not occur unless and until there shall have been delivered to the Employee a copy of a resolution stating that in the good faith opinion of the Board of Directors the Employee has engaged in conduct described in the preceding sentence, specifying the particulars thereof in detail and duly adopted by the affirmative vote of not less than 75% of the entire membership of the Board of Directors at a meeting of the Board duly called and held for such purpose after reasonable notice to the Employee and an opportunity for the Employee, together with the Employee's counsel, to be heard before the Board.

     2.   Termination of Prior Employment Agreement.  The Prior Employment
          ------------------------------------------
Agreement shall terminate immediately prior to the consummation of the Holding Company Merger with no obligation to the Employee thereunder on the part of the Company, provided that nothing herein is intended to deprive the Employee of his
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entitlement to a retirement bonus, which shall be honored under Section 3.10(a)
of the Definitive Agreement.

     3.   Employment.  In addition to the Employee serving as a director of the
          ----------
Company and as Chairman of the Board of Directors as provided in Sections 6.2(a) and 6.2(b) of the Definitive Agreement, the Company shall employ the Employee during the Employment Period to guide its activities in the following areas: (i) integration of the operations of Avondale into the operations of the Bank, (ii) promoting the services offered by the Bank in the market areas of and communities served by Avondale prior to the Effective Date, (iii) marketing to the customers of Avondale, (iv) mergers and acquisitions by the Company and its affiliates, (v) long term strategic planning for the Company and its affiliates, and (vi) such additional matters as may be requested from time to time by the Company. The Employee shall also render similar services to any subsidiary or subsidiaries of the Company as requested by the Board of Directors from time to time. The Employee shall devote his best efforts and reasonable time and attention to the business and affairs of the Company and its affiliates to the extent necessary to discharge his responsibilities hereunder. During the Employment Period, the Employee may (i) serve on charitable boards or committees and, in addition, on such corporate boards as are approved in a resolution adopted by a majority of the Board of Directors, which approval shall not be unreasonably withheld, and (ii) manage personal investments, so long as such activities do not interfere materially with performance of his responsibilities hereunder.

     4.   Cash Compensation.
          -----------------

               (a)  Salary.  The Company agrees to pay the Employee during the
                    ------
Employment Period a salary of $310,000 per year, except as provided in Section 7(b) and Section 7(c) of this Agreement. Such salary shall be paid no less frequently than the salary payable to the executive officers of the Company generally and shall be subject to customary tax withholding. Such salary shall be payable pro rata for any portion of a year during the Employment Period.

               (b)  Bonuses.  The Employee shall be entitled to a bonus of
                    -------
$150,000 per year during the Employment Period, except as provided in Section 7(b) and Section 7(c) of this Agreement. Such bonus shall be payable pro rata for any portion of a year during the Employment Period.

               (c)  Expenses.  The Employee shall be entitled to receive prompt
                    --------
reimbursement for all reasonable expenses incurred by the Employee in performing services under Section 3 of this Agreement during the Employment Period in accordance with the policies and procedures applicable to the executive officers of the Company generally.

     5.   Benefits.
          --------

               (a)  Participation in Benefit Plans.  The Employee shall be
                    ------------------------------
entitled to participate during the Employment Period, to the same extent as executive officers of the Company generally, in all plans of the Company and the Bank relating to pension, retirement, thrift, profit-sharing, savings, group or other life insurance, hospitalization, medical and dental coverage, travel and accident insurance, education, cash bonuses, and other retirement or employee benefits or combinations thereof, except as provided in Section 7(b) and Section 7(c) of this Agreement.

               (b)  Fringe Benefits.  The Employee shall be eligible to
                    ---------------
participate during the Employment Period in, and receive benefits under, any other fringe benefit plans or perquisites which are or may become generally available to the Company's executive officers generally, including but not limited to, incentive compensation, supplemental medical or life insurance plans, company cars, club dues, physical examinations, financial planning and tax preparation services, but excluding supplemental retirement benefits, except as provided in Section 7(b) and Section 7(c) of this Agreement.

     6.   Vacations; Leave. The Employee shall be entitled during the Employment
          ----------------
Period (i) to annual paid vacation in accordance with the policies established by the Board of Directors for executive officers, and (ii) to voluntary leaves of absence, with or without pay, from time to time at such times and upon such conditions as the Board of Directors may determine in its discretion.

     7.   Termination of Employment Prior to Expiration of the Employment
          ---------------------------------------------------------------
Period.
------

               (a)  Termination by the Company Other Than For Cause and
                    ---------------------------------------------------
Termination for Good Reason. In the event that, prior to the expiration of the
---------------------------
Employment Period, the Company terminates the employment of the Employee other than Termination for Cause, or the Employee voluntarily terminates his employment for Good Reason, the Company shall continue during the remainder of the Employment Period to pay to the Employee the salary and bonus under Section 4 of this Agreement and to provide benefits to the Employee under Section 5 of this Agreement as if the Employee had continued to be employed.

               (b)  Voluntary Termination by the Employee.  Notwithstanding any
                    -------------------------------------
other provision of this Agreement, in the event that prior to the expiration of the Employment Period, the Employee voluntarily terminates his employment other than for Good Reason, the Company shall pay him salary and bonus under Section 4 of this Agreement and provide benefits under Section 5 of this Agreement only through the date on which his employment terminates.

               (c)  Termination for Cause. In the event of Termination for
                    ---------------------
Cause, the Company shall pay the Employee salary and bonus under Section 4 of this Agreement and provide benefits under Section 5 of this Agreement only through the date on which his employment terminates.

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               (d)  Death of the Employee.  Notwithstanding any other provision
                    ---------------------
of this Agreement, in the event of the death of the Employee during the Employment Period and prior to any Termination for Cause, the Company shall pay to the Employee's estate, or such person as the Employee may have previously designated in writing, the amount of salary and bonus which was not previously paid to the Employee and which he would have earned if he had continued to be employed under this Agreement through the last day of the calendar month in which the Employee died and shall have no obligation to him or to his estate thereafter under this Agreement.

               (e)  Continued Health Benefits. Notwithstanding any other
                    -------------------------
provision of this Agreement, upon cessation of the employment of the Employee for any reason, including expiration of the Employment Period, the Company (or any successor, directly or through its subsidiaries) shall provide to the Employee thereafter during his lifetime the same group life insurance, hospitalization, medical, dental, prescription drug and other health benefits, and long-term disability insurance (if any), as it provides to the executive officers of the Company (or any successor) from time to time, for the benefit of himself and his dependents and beneficiaries who would have been eligible for such benefits if the Employee were an executive officer of the Company (or any successor), on terms as favorable to the Employee, including amounts of coverage and deductibles and other costs to him, as apply to executive officers of the Company (or any successor) from time to time; provided that the Employee shall
                                              -------------
reimburse the Company for the cost of premiums attributable to such coverage for himself and his dependents and beneficiaries except to the extent, if any, that the Company is obligated to provide such coverage under Section 7(a) of this Agreement.

               (f)  Termination of Employment Not to Affect Service as Chairman.
                    -----------------------------------------------------------
Termination of the employment of the Employee for any reason, including expiration of the Employment Period, shall not affect the Employee's right to serve as a director and Chairman of the Board of Directors of the Company as provided in Sections 6.2(a) and 6.2(b) of the Definitive Agreement, and after such termination of employment the Employee shall be entitled to compensation for his service as a director of the Company on the same basis as directors of the Company who are not employees of the Company.

     8.   Notice of Termination.  In the event that the Company desires to
          ---------------------
terminate the employment of the Employee prior to the expiration of the Employment Period, the Company shall deliver to the Employee a written notice of termination, specifying the date upon which employment shall terminate. In the event that the Employee desires to terminate his employment voluntarily prior to the expiration of the Employment Period, he shall send a written notice to the Company specifying the date upon which employment shall terminate and whether he has Good Reason to terminate his employment, and, if so, stating the facts and circumstances that constitute Good Reason.

     9.   Covenant Not to Compete.
          -----------------------

               (a)  Covenant.  The Employee agrees that during the Covenant
                    --------
Period he shall not, without the prior written consent of the Board of Directors, render services, whether or not compensated, as an employee, independent contractor, director or otherwise, to any depository institution insured by the Federal Deposit Insurance Corporation, or any affiliate of such an institution, with respect to activity in the State of Illinois.

               (b)  Compensation for Non-Competition.  In consideration of the
                    --------------------------------
Employee's covenant in Section 9(a) of this Agreement, after expiration of the Employment Period, the Company shall pay to the Employee $310,000 per year for so long as he lives during the Covenant Period. Such amount shall be payable in regular increments no less frequently than the salary payable to the executive officers of the Company generally. Such amount shall be paid pro rata for any portion of a year during the Covenant Period.

     10.  SERP.  The Covenant Period shall constitute a period of employment by
          ----
the Company for purposes of the SERP.

     11.  Attorneys' Fees.  The Company shall pay all legal fees and related
          ---------------
expenses (including the costs of experts, evidence and counsel) incurred by the Employee as a result of (i) the Employee's contesting or disputing any termination of employment, or (ii) the Employee's seeking to obtain or enforce any right or benefit provided by this Agreement or by any other plan or arrangement maintained by the Company (or its successors) or any of its subsidiaries under which the Employee is or may be entitled to receive benefits; provided that the Company's obligation to pay such fees and expenses is subject
-------------
to the Employee's prevailing with respect to the matters in dispute in any action initiated by the Employee or the Employee's having been determined to have acted reasonably and in good faith with respect to any action initiated by the Company.

     12.  No Assignments.
          --------------

               (a) This Agreement is personal to each of the parties hereto, and neither party may assign or delegate any of its rights or obligations hereunder without first obtaining the written consent of the other party; provided that the Company shall require any successor or assign (whether direct
-------------
or indirect, by purchase, merger, consolidation or otherwise) by an assumption agreement in form and substance satisfactory to the Employee, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place.

               (b) This Agreement and all rights of the Employee hereunder shall inure to the benefit of and be enforceable by the Employee's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

     13.  Notice.  For the purposes of this Agreement, notices and all other
          ------
communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or sent by certified mail, return receipt requested, postage prepaid, to the Company at its home office, to the attention of the Board of Directors with a copy to the Secretary of the Company, or, if to the Employee, to such home or other address as the Employee has most recently provided in writing to the Company.

     14.  Amendments.  No amendments or additions to this Agreement shall be
          ----------
binding unless in writing and signed by both parties, except as herein otherwise provided.

     15.  Headings.  The headings used in this Agreement are included solely for
          --------
convenience and shall not affect, or be used in connection with, the interpretation of this Agreement.

     16.  Severability. The provisions of this Agreement shall be deemed
          ------------
severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     17.  Governing Law. This Agreement shall be governed by the laws of the
          -------------
State of Illinois.

     18.  Arbitration.  Any dispute or controversy arising under or in
          -----------
connection with this Agreement shall be settled exclusively by arbitration in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

     THIS AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.


Attest:                                   Avondale Financial Corp.

/s/ Doria L. Koros                        /s/ Howard A. Jaffe
-------------------------------------     --------------------------------------
Secretary                                 By:
                                          Its:


                                          Employee

                                          /s/ Robert S. Engelman, Jr.
                                          --------------------------------------
                                          Robert S. Engelman, Jr.